Exhibit 10.8

[***] Certain information in this document, marked by brackets, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

AMENDMENT NO. 3
TO
CO-DEVELOPMENT AND COLLABORATION AGREEMENT BETWEEN
GENMAB A/S AND GLAXO GROUP LIMITED DATED 19 DECEMBER 2006,
AS AMENDED
(the “Agreement”)

This amendment to the Agreement (“Amendment No. 3”) is made and entered into as of the 1st day of July, 2010 (the “Amendment Effective Date”), between

GENMAB A/S, a Danish corporation having its principal office at Bredgade 34, DK-1260 Copenhagen K, Denmark (“Genmab”); and

GLAXO GROUP LIMITED, registered in England as company number 305979 and having its principal office at Glaxo Wellcome House, Berkley Avenue, Greenford, Middlesex, UB6 0NN, United Kingdom (“GSK”).

RECITALS:

Whereas, the Parties desire to further amend the terms of the Agreement relating to decision-making and revise the milestones and royalties provisions, and thereby settle all current disputes between the Parties; and

Whereas, the Parties desire to amend the Agreement as set forth herein as required by Clause 30.12 of the Agreement.

NOW, THEREFORE, IN CONSIDERATION OF THE FOREGOING AND THE COVENANTS AND AGREEMENTS CONTAINED HEREIN, GENMAB AND GSK, INTENDING TO BE LEGALLY BOUND, HEREBY AGREE TO AMEND THE AGREEMENT AS FOLLOWS:

1.                                      Definitions

1.1                               The following definitions shall be inserted into the Agreement.

““Auto-Immune Indications” shall mean any indications relating to disorders arising from an overactive immune response of the body against substances and tissues normally present in the body.  For the avoidance of doubt, Auto-Immune Indications shall include, but not be limited to, [***]

“General Health Outcomes (GHO) Costs” shall mean costs paid or accrued after 1st January 2010 by either Party to the extent attributable to GHO Studies.

“GHO Studies” shall mean studies, independent of registration seeking studies, which are designed to provide information to (i) establish prices for the Product; and (ii) gain access to and support reimbursement of some or all of the price of the Product from the relevant health authorities.

“Non-IV Injectable Product” shall mean any Product sold for administration by injection, except for those Products sold for administration directly into a vein, such as for administration by intravenous injection and intravenous infusion.”

1.2                               The definition of Budget is amended as follows:

““Budget” shall mean the budget for the Development Plan as updated and approved at least annually by the DT and JSC, if applicable.”

1.3                               The definition of Commercialisation is amended as follows:

““Commercialisation” (including variations such as “Commercialise” and the like) shall mean the performance of any and all activities directed to promoting, marketing, importing, exporting, distributing, selling or offering to sell (including pre-marketing), and post-marketing drug surveillance of the Product (including any Phase IV Clinical Trials and GHO Studies) or, to the extent permitted under this Agreement, to have any of those activities performed by a Third Party, but excludes Development and Manufacture activities.”

1.4                               The last paragraph of the definition of Development Costs shall be amended as follows:

“but specifically excluding (a) Commercialisation Costs (including but not limited to GHO Costs), (b) Fully Burdened Manufacturing Costs (other than those associated with the Manufacture of Clinical Supplies), (c) Patent Costs except as otherwise indicated in Clause 10.9, and (d) expenses relating to filing and maintenance of Product Tradenames or GSK Trademark registrations.”

1.5                               The definition of Development Plan is amended as follows:

““Development Plan” shall mean the plan for the Development of the Product for the Oncology Indication as updated and approved at least annually by the DT and JSC, if applicable.”

1.6                               The definition of FTE Cost is amended as follows:

““FTE Cost” shall mean, for any period, (i) the percentage of time during full time employment each full time employee is involved in the Development or Manufacture of the Product in accordance with this Agreement, multiplied by (ii) the number of employees involved in such activity for such percentage of time, multiplied by (iii) an amount equal to [***] pounds sterling [***] per Calendar Year (or pro rata amount thereof) for each FTE involved in the Development or Manufacture of the Product in accordance with this Agreement.  Such FTE costs shall be adjusted on an annual basis, commencing on 1st January 2011, by the percentage movement in the Consumer Price

Index (“CPI”) published in London in respect of the immediately preceding Calendar Year.  For example, if 10 Genmab employees devote fifty percent (50%) of their time during the Calendar Year of 2010 to the Development or Manufacture of Product in accordance with this Agreement, the FTE Cost for such employees for such period would be 10 x 0.5 x [***].”

1.7                               Unless explicitly stated otherwise all capitalized terms in this Amendment No. 3 shall have the meanings set forth in the Agreement.

2.                                      Agreement to Amend

2.1                               Both Parties agree to amend the Agreement as set forth in this Amendment No. 3 with effect from the Amendment Effective Date.

3.                                      Development

3.1                               Clause 4.8 shall be deleted and the following substituted:

“Development for Non-Oncology Indications

(A)                               Auto-Immune Indications.  GSK shall have exclusive decision-making rights and liability in relation to the Development of the Product for Auto-Immune Indications.  For the avoidance of doubt, notwithstanding Clauses 2.4, 4.2, 4.12 and 13.2, the DT and JSC shall have no role in making decisions in relation to Auto-Immune Indications.  GSK will, however, provide updates to the JSC on progress in such indications [***] times each Calendar Year (or more regularly as needed in order to allow Genmab to comply with its disclosure obligations as a publicly listed company in Denmark).

(B)                               Non-Oncology Indications other than Auto-Immune Indications (e.g. [***].  If either Party wishes to Develop the Product for a Non-Oncology Indication other than an Auto-Immune Indication, the Parties shall meet to discuss how such indications should be progressed.

(1)                                 In the event that [***] wishes to further Develop the Product for a Non-Oncology Indication other than an Auto-Immune Indication, [***]:

[***]

It is further envisaged that [***] in the event of the Development of the Product for a Non-Oncology Indication other than an Auto-Immune Indication.  In addition, other than for [***] where milestone payments are set out and would become payable pursuant to Clause 16.3, [***].

(2)                                 In the event that it is [***] that does not wish to proceed with the further Development of the Product, the [***].

(3)                                 For the avoidance of doubt, neither Party may obligate the other Party to conduct or finance further Development of the Product for a Non-Oncology Indication other than an Auto-Immune Indication.”

3.2                               Clause 4.17(B) of the Agreement is amended as follows:

“The Parties shall equally share the Development Costs which are incurred on or after 1st January 2010, subject to Clause 4.17(A)(i) above and Clause 4.17(D) below.”

3.3                               A new Clause 4.17(D) is added to the Agreement as follows:

“(D)                         Genmab’s Liability for Development Costs (Oncology Indications)

(1)                                 Total Liability.  Genmab’s total liability for Development Costs for Oncology Indications incurred after 1st January 2010 is capped at [***].  In the event that total Development Costs for Oncology Indications incurred after 1st January 2010 at any time exceed [***], thereafter GSK shall be exclusively liable for those Development Costs in excess of [***].

(2)                                 Development Costs incurred during 2010-2015 (inclusive).  The maximum amount that Genmab shall be required to fund in each of the Calendar Years 2010-2015 (inclusive) in relation to Development Costs for Oncology Indications is [***] per Calendar Year.  In the event that in any such Calendar Year, Genmab’s share of Development Costs for Oncology Indications exceeds [***], subject to Clause 4.17(D)(1), GSK shall be entitled from 1st January 2016 to [***].

(3)                                 Development Costs incurred from and including 1st January 2016.  Subject to the rest of this Clause 4.17(D)(3), Genmab shall not be required to make any payment to GSK for Development Costs incurred from and including 1st January 2016.  Subject to Clause 4.17(D)(1), GSK shall however be entitled to [***]

3.4                               A new Clause 4.17(E) is added to the Agreement as follows:

“(E)                          Costs incurred in the Development of Product for Auto-Immune Indications.

(1)                                 Costs incurred from and including [***].  GSK shall be solely responsible for all costs incurred in the Development of the Product for Auto-Immune Indications.

(2)                                 Costs incurred before [***].  The Parties shall equally share the Development Costs which were incurred between 1st January 2008 and 31st December 2009.”

In acknowledgement of the above, GSK hereby waives the payment of any unpaid amounts under [***], previously issued in relation to costs incurred in relation to the Development of the Product for Auto-Immune Indications.  Notwithstanding Clause

4.17(E), the Parties further agree that neither Party owes the other Party any Development Costs for the Calendar Years 2006-2009 (inclusive).

4.                                      Milestone Payments

4.1                               The table within Clause 16.3 of the Agreement detailing Development Milestones and Sales Milestones shall be deleted, and the following table substituted.

Event	Milestone Payment
Oncology Development Milestones
[***]	[***]
Non-Oncology development milestones
[***]	[***]

Sales Milestones
[***]

4.2                               The Parties acknowledge that all payments made under Clause 16.3 of the Agreement prior to the Amendment Effective Date are non-refundable and non-creditable.  For the avoidance of doubt, from the Amendment Effective Date GSK shall cease to be liable to make any development milestone payments in relation to Auto-Immune Indications, or any other payments under Clause 16.3 except as detailed within the new table substituted into Clause 16.3 pursuant to Section 4.2 above.

5.                                      Royalties

5.1                               Clause 17.1 is amended by (i) inserting at the beginning of the first paragraph the following words:  “Subject to Clause 17.A,”; and (ii) amending the last sentence of Clause 17.1 as follows:  “Notwithstanding the foregoing, it is understood that the term “Net Sales throughout the Territory” as used in this provision does not include Net Sales in countries where Clause 17.2 applies or Net Sales of Non-IV Injectable Products”.

5.2                               A new Clause 17.A is added to the Agreement between Clause 17.1 and Clause 17.2, as follows:

“17.A                Non-IV Injectable Products

(A)                               Clause 17.1 shall not apply to Net Sales of Product attributable to Non-IV Injectable Products.

(B)                               During the Royalty Term, GSK shall make royalty payments to Genmab as described in this Clause 17.A and furnish Genmab with royalty calculation reports as described in Clause 19.5 below.  Royalties due on Net Sales of Product attributable to Non-IV Injectable Products in accordance with this Clause 17.A will be paid on a country-by-country basis during the Royalty Term.  The royalty rate applicable on such Net Sales in a given Calendar Year shall be ten percent (10%).

(C)                               Pursuant to Clauses 17.4 to 17.6, royalties (and other payments) payable under [***], Medarex License and [***] are Shared Expenses.  The Parties agree, that notwithstanding the terms of Clauses 17.4 to 17.6, royalties payable under those licences arising in respect of sales of Non-IV Injectable Products shall be shared  by the Parties in the following proportion:  Genmab [***]; GSK [***].

(D)                               Clause 18.2 shall also apply to Non-IV Injectable Products as follows:

(1)                                 GSK shall only be entitled under Clause 18.2(A) to deduct a maximum of [***] percent ([***]) of any royalties paid to the Third Parties referred to therein from the royalties payable to Genmab, and

(2)                                 the deductions permitted under Clause 18.2(B) shall not cause the royalty rate payable on Net Sales of Non-IV Injectable Products to Genmab to fall below [***] percent ([***]) of Net Sales of Non-IV Injectable Product, (or [***] percent ([***]) of the relevant Net Sales where the operation of Clause 17.2 also applies).

(E)                                For Non-IV Injectable Products, Clause 17.2 shall continue to apply, provided that the application of Clause 17.2 (on its own, or in conjunction with Clause 18.2(B)) shall not cause the royalty rate payable to Genmab to fall below [***] percent ([***]) of Net Sales of Non-IV Injectable Product.”

5.3                               Clause 17.8 is amended as follows:

“Except as provided in Clauses 4.17(D) and 18.2, GSK shall not be entitled to make any deduction from the royalties payable to Genmab hereunder.”

5.4                               The first sentence of Clause 21.4(A) is amended as follows:

“[***] covenants to [***] that, without the prior written consent of [***] (such consent not to be unreasonably withheld or delayed), [***] shall not amend or take any action that would alter or terminate, any of its rights under the [***], the [***], the Medarex License, [***] or the [***] in any manner that would materially and adversely affect [***] rights and benefits under this Agreement or increase [***].”

6.                                      Reserved Disputes

6.1                               A new Clause 25.3(B)(4) is added to the Agreement as follows:

[***]

7.                                      Settlement of Current Disputes

7.1                               Mutual Release.  This Amendment No.3 is entered in full and final settlement of all or any claims or causes of action, whether known or unknown, accrued or accruing in the future which the Parties may have against each other arising out of or in connection with the [***] that have been issued by the Parties under the Agreement.  For the avoidance of doubt, with respect to the [***] the Parties agree that the mutual release shall only extend to the [***] addressed in that [***] and is without prejudice to the Parties’ rights and obligations in relation to any other [***].  The Parties further agree that this Amendment No. 3 is entered in [***].

7.2                               Development plans and Budget

(A)                               The Parties will use all reasonable efforts to agree the Development Plan and the 2010 annual Budget for the Oncology Indications by [***].  The revised annual Budgets for the following years shall be agreed in accordance with the Agreement.

(B)                               GSK will provide the JSC with its development plan for Auto-Immune Indications by [***].

7.3                               Governance

(A)                               The Parties agree [***], including but not limited to those relating to the Development Team, Joint Steering Committee and financial reporting.

(B)                               The Parties’ Alliance Directors and Financial Representatives shall, following the Amendment Effective Date, [***].  To the extent that the JSC unanimously approves any changes to [***], and these represent a change from the terms of the Agreement, the Parties shall negotiate in good faith appropriate formal amendments to the Agreement.

7.4                               Transfer of current activities.  The Parties agree that, as a general principle, any and all Development work on the Auto-Immune and Oncology programs being performed by Genmab shall be transferred to GSK (or mutually agreed Third Parties) as soon as practically possible after the Amendment Effective Date.  The DT shall work together to identify all activities currently identified under the Development Plan as being, or to be, performed by Genmab, and shall prepare a plan for the efficient and practical transfer of such activities.  Unless the DT agrees otherwise, the Parties shall use their reasonable efforts to transfer activities within [***] days of the Amendment Effective Date.  Furthermore, the Parties agree that it is envisaged that GSK will undertake (or manage) all future Development work and Genmab shall not be obligated to perform itself any new Development work on the Auto-Immune and Oncology programs after the Amendment Effective Date.

7.5                               Press Release.  The Parties shall treat the terms of this Amendment No. 3 as Confidential Information of the other Party under Clause 12 of the Agreement, and no public announcement or disclosure may be made by either Party with respect to the subject matter of this Amendment No. 3.  Notwithstanding the above, the Parties shall promptly following the execution of the Amendment No. 3 issue a joint press release in accordance with Clauses 28.1 and 28.2 of the Agreement.

8.                                      No Other Amendments

8.1                               Save as set forth in this Amendment No. 3, all other terms and conditions of the Agreement shall remain in full force and effect.

9.                                      Consideration.

9.1                               In consideration for the modifications to the Agreement contained in this Amendment No. 3, GSK shall pay to Genmab a one-time, non-refundable payment of [***].  Such payment shall be made, in accordance with Section 19.1 of the Agreement, within [***] days from receipt of an invoice from Genmab, issued upon or after the Amendment Effective Date.

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IN WITNESS WHEREOF, each of the Parties has caused this Amendment No. 3 to be executed and delivered by its duly authorised representatives to be effective as of the Amendment Effective Date.

GENMAB A/S	GLAXO GROUP LIMITED

By:	By:
Name:	Name:
Title:	Title:

GENMAB A/S

By:
Name:
Title: